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                                            SUPPLEMENT DATED JUNE 9, 2006 TO THE
                                       VINTAGE XTRA (SERIES II) VARIABLE ANNUITY
                                                    PROSPECTUS DATED MAY 1, 2006

The following information supplements, and to the extent inconsistent therewith, replaces the information in the Vintage XTRA (Series II) Variable Annuity prospectus. Please retain this supplement and keep it with the prospectus for future reference.

Effective for contracts issued on or after June 10, 2006, the Purchase Payment Credit increase described in the prospectus is rescinded.

For contracts issued on or after June 10, 2006, for the initial Purchase Payment and for any additional Purchase Payments made during the first Contract Year, we will determine the amount of the credit based on the greater age of the Contract Owner or the Annuitant at the time the Contract is issued. For additional Purchase Payments made subsequent to the first Contract Year, the amount of the credit will be determined by the greater attained age of the Contract Owner or the Annuitant at the time we receive the Purchase Payment. If the greater attained age is 69 or less, the credit is 5%. If the greater attained age is 70 through age 80, the credit is 4%.

June 9, 2006

Book 86-06